UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2022

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

710 North Tucker Boulevard, Suite 110, St. Louis, Missouri	63101
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STXS	NYSE American LLC

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 19, 2022, the Company held its Annual Meeting of Shareholders. A total of 74,643,314 shares of common stock were outstanding and entitled to vote, and the holders of Series A Convertible Preferred Stock were entitled to an aggregate of 21,072,432 votes on an as-converted basis. At the Annual Meeting, 71,397,177 shares were represented, constituting a 75% quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of two directors as Class III directors to serve until the Company’s 2025 annual meeting;

(2)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022;

(3)	A proposal to approve the Stereotaxis, Inc. 2022 Stock Incentive Plan; and
(4)	A proposal to approve the Stereotaxis, Inc. 2022 Employee Stock Purchase Plan.

Proposal 1, the election of directors, was determined by a plurality of votes cast. All of the Board’s nominees for director were elected to serve until the Company’s 2025 annual meeting consistent with the proposal, or until their respective successors are elected and qualified, by the votes set forth in the table below. Proposals 2, 3 and 4 each were determined by the vote of a majority of the outstanding shares entitled to vote and present in person or represented by proxy at the meeting, and each proposal passed by the votes set forth in the applicable table below.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Nathan Fischel	48,763,881	4,035,896	0	18,597,400
Ross Levin	47,148,532	5,651,245	0	18,597,400

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

Number of Votes For:	71,045,782
Number of Votes Against:	332,393
Number of Votes Abstain:	19,002

(3)	Proposal to approve the Stereotaxis, Inc. 2022 Stock Incentive Plan:

Number of Votes For:	48,628,110
Number of Votes Against:	4,109,282
Number of Votes Abstain:	62,385
Number of Broker Non-Votes:	18,597,400

(4)	Proposal to approve the Stereotaxis, Inc. 2022 Employee Stock Purchase Plan:

Number of Votes For:	52,210,904
Number of Votes Against:	561,643
Number of Votes Abstain:	27,230
Number of Broker Non-Votes:	18,597,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 19, 2022	By:	/s/ Kimberly R. Peery
	Name:	Kimberly R. Peery
	Title:	Chief Financial Officer